Capital Management	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Capital Management
30.	Capital Management

The capital we manage is the total of equity and debt on our balance sheet. Our capital management objectives are to maintain access to the capital we require to operate and grow our business while minimizing the cost of such capital and providing for returns to our investors. Our financial policies are to maintain, on average over time, a target debt to debt-plus-equity ratio of less than 30% and a target debt-to-EBITDA ratio of less than 2.5x. These ratios are expected to vary from their target levels from time to time, reflecting commodity price cycles and corporate activity, including the development of major projects. We may also review and amend such policy targets from time to time. We maintain two committed revolving credit facilities consisting of a core liquidity facility of US$4.0 billion and a US$600 million facility, which is used for financial letters of credit required while our credit rating is non-investment grade. These credit facilities include a financial covenant that requires us to maintain a net debt-to-capitalization ratio that does not exceed 0.55 (Note 19).

As at December 31, 2018, our debt to debt-plus-equity ratio was 19% (2017 – 24%), our debt-to-EBITDA ratio was 0.9 (2017 – 1.1) and our net debt-to-capitalization ratio was 0.13 (2017 – 0.21). We manage the risk of not meeting our financial targets through the issuance and repayment of debt, our distribution policy, the issuance of equity capital, asset sales as well as through the ongoing management of operations, investments and capital expenditures.